                                                                      Exhibit 32


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Ingen Technologies, Inc. (the "Company"), that, to his knowledge, the Quarterly Report of the Company on Form 10-QSB for the period ended November 30, 2004, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company as of the dates and for the periods presented in the financial statements included in such report.

Dated: January 27, 2006

                                         /S/ Scott R. Sand
                                         --------------------------------------
                                         Scott R. Sand, Chief Executive Officer
                                         and Chairman

Dated: January 27, 2006

                                         /S/ Thomas J. Neavitt
                                         --------------------------------------
                                         Thomas J. Neavitt, Secretary and
                                         Chief Financial Officer